

Entegris to Acquire CMC Materials

Creates a Leader in Electronic Materials

December 15, 2021

Legal Disclosures

Additional Information about the Merger and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Entegris, Inc. (“Entegris”) and CMC Materials, Inc. (“CMC”). In connection with the proposed transaction, Entegris intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of CMC and that also constitutes a prospectus of Entegris. Each of Entegris and CMC may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that Entegris or CMC may file with the SEC. Any definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of CMC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Entegris and CMC, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Entegris will be available free of charge on Entegris’ website at http://Entegris.com or by contacting Entegris’ Investor Relations Department by email at irelations@Entegris.com or by phone at +1 978-436-6500. Copies of the documents filed with the SEC by CMC will be available free of charge on CMC’s website at www.CMCmaterials.com/investors or by contacting CMC’s Investor Relations Department by email at investors@CMCmaterials.com by phone at +1 630-499-2600.

Participants in the Solicitation

Entegris, CMC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Entegris is set forth in Entegris’ proxy statement for its 2021 annual meeting of stakeholders, which was filed with the SEC on March 17, 2021, and Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 5, 2021. Information about the directors and executive officers of CMC is set forth in its proxy statement for its 2021 annual meeting of stakeholders, which was filed with the SEC on January 19, 2021, and CMC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which was filed with the SEC on November 12, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus included in the Registration Statement, and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and the proxy statement/prospectus carefully when these becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Entegris or CMC using the sources indicated above.

Cautionary Note on Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements relating to anticipated results of operations, business strategies of Entegris, CMC and the combined company, anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on Entegris’ and CMC’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of CMC’s and Entegris’ operations or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Entegris’ and CMC’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Entegris’ and CMC’s products and solutions; (ii) the parties’ ability to meet rapid demand shifts; (iii) the parties’ ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) Entegris’ and CMC’s ability to protect and enforce intellectual property rights; (v) operational, political and legal risks of Entegris’ and CMC’s international operations; (vi) the increasing complexity of certain manufacturing processes; (vii) raw material shortages, supply and labor constraints and price increases; (viii) changes in government regulations of the countries in which Entegris and CMC operate; (ix) the fluctuation of currency exchange rates; (x) fluctuations in the market price of Entegris’ stock; (xi) the level of, and obligations associated with, Entegris’ and CMC’s indebtedness; (xii) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and (xiii) other risk factors and additional information. In addition, risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Entegris’ businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with CMC’s ability to obtain the approval of the proposed transaction by its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a regulatory consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the outcome of any legal proceedings related to the merger, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction-related issues. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For a more detailed discussion of such risks and other factors, see Entegris’ and CMC’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 5, 2021, and CMC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which was filed with the SEC on November 12, 2021 and in other periodic filings, available on the SEC website or www.Entegris.com or www.cmcmaterials.com. Entegris and CMC assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Entegris

Compelling Benefits of the Transaction

1

Adds critical and highly complementary semiconductor materials to Entegris' core platforms

2

Faster time-to-solution in CMP[1] and formulated wet chemistries through greater R&D scale and expanded IP portfolio

3

Significantly increases Entegris' SAM and materials content per wafer across customer base

4

Strong and resilient combined business with pro forma 80% unit-driven revenue

5

Opportunity to unlock growth and profitability through enhanced innovation, scale, execution, and synergies

6

Improved Entegris financial metrics, with significant year 1 earnings accretion and over $1 billion pro forma EBITDA including $75 million in cost synergies

(1) Chemical Mechanical Planarization (CMP)

Transaction Overview

Transaction Consideration	• Entegris to acquire CMC Materials in a cash and stock transaction • CMC Materials shareholders will receive $133.00 in cash and 0.4506 shares of Entegris common stock for each share of CMC Materials • Represents an equity value of $5.8Bn and enterprise value of $6.5Bn at announcement • CMC Materials shareholders will own approximately 9% of the combined company • Transaction to be financed with a combination of equity issued to CMC Materials, new debt and cash on hand
Financial Impact	• Expected to be accretive to Non-GAAP EPS within the first year • Estimated $75MM of cost synergies and $40MM of CapEx synergies within 12 to 18 months from closing • Further potential upside from revenue synergies
Capital Structure	• Targeting gross leverage ratio at closing ~4.0x with goal to rapidly deleverage to <3.0x • Committed to BB rating profile and disciplined deleveraging over time • Maintaining quarterly dividend to Entegris' shareholders after announcement • Suspending Entegris' share buy back program until target leverage is achieved
Closing Considerations	• Subject to approval by CMC Materials shareholders • Subject to regulatory approvals and other customary closing conditions • Expected transaction closing in the second half of 2022

Entegris

CMC Materials at a Glance

Founded 2000	Employees (Global) 2,000+	Patents (Issued & Pending) 1,750+
Revenue (LTM) $1.2Bn	% CMP Growth[(1)] (LTM) 13%	% EBITDA Margin (LTM) 30%

A Leading Semiconductor Platform…

% LTM Business Mix by Revenue



Testing & Coating Technologies
9%
CMP Slurries
46%
Industrial Performance Materials
9%
Materials Technologies
1%
Electronic Chemicals
27%
CMP Pads
8%
95%+
Unit Driven
82% Electronic Materials

…with Global Reach

% LTM Geographic Mix by Sites



Europe, Middle East, Africa
13%
China
13%
South Korea
12%
Taiwan
12%
Other Asia
16%
North America
34%
35+
Global Locations
53% Asia

Note: Market data and estimates as of November 19, 2021. Company data from FY21 Earnings Presentation. LTM metrics as of 9/30/2021.

(1) Based on CMP Slurries and CMP Pads revenues

CMC Materials

- ✓ Leader in **CMP slurries and pads**
- ✓ **Well-positioned in advanced logic & memory nodes** (metals and dielectrics)
- ✓ **Strong customer collaboration model** to address the most critical CMP challenges from leading customers
- ✓ **95% unit-driven** revenue in electronic materials
- ✓ **Valuable solutions** – Long product tails

Entegris

Broadens Technology Depth and Capabilities

Expanding Our Served Semiconductor Market from $7Bn to ~$12Bn

2023 SAM by Division/Application


$7.1B
$2.6B
$2.0B
$11.7B
Entegris
CMP
Electronic Chemicals
Pro Forma Entegris

Enhanced portfolio to drive compelling co-development opportunities and faster time-to-solution

Enhanced Portfolio

Entegris	Pro Forma Entegris


70%
Unit Driven
~80%
Unit Driven



2,550 Patents & IPs

4,000+ Patents & IPs

The Roadmaps Play to Our Unique Capabilities

The CMP challenges our customers are facing



Elements Used in Today's Advanced Devices
~4.5 times those used in the 1990s
H He
Li Be B C N O F Ne
Na Mg Al Si P S Cl Ar
K Ca Sc Ti V Cr Mn Fe Co Ni Cu Zn Ga Ge As Se Br Kr
Rb Sr Y Zr Nb Mo Tc Ru Rh Pd Ag Cd In Sn Sb Te I Xe
Cs Ba Hf Ta W Re Os Ir Pt Au Hg Tl Pb Bi Po At Rn
Fr Ra Rf Db Sg Bh Hs Mt Ds Rg Cn Nh Fl Mc Lv Ts Og
La Ce Pr Nd Pm Sm Eu Gd Tb Dy Ho Er Tm Yb Lu
Ac Th Pa U Np Pu Am Cm Bk Cf Es Fm Md No Lr

New Materials



More complex structures



Challenging yield ramps

Our Integrated CMP Solution will Deliver:

- Faster adoption of new metals
- Better contamination control for higher yield
- Shorter development cycles for complex processes

Source: 1) Tokyo Electron 2021; 2) Kim, Hong Jin. (2018). Abrasive for Chemical Mechanical Polishing. 10.5772/intechopen.75408.

Enabling the CMP Ecosystem

Faster Time to Co-Optimized Solutions and Defect Reduction

(Pre-CMP) Thin Film Deposition



Precursor
Wafer

- ALD[1] precursor
- CVD[2] precursor
- ECP[3]

CMP Process



Slurry Filter
Carrier
Slurry
Pad Conditioner
Retaining Ring
Wafer
Pad

CMP Slurry	CMP Pad
Slurry Filtration	Pad Conditioner
Slurry Container	Particle & Process Monitor

Post CMP Clean



Liquid Filter
Cleaning Chemical
PVA Brush
Wafer

- Post CMP Clean Chemical
- Post CMP Clean Filter
- Post CMP Clean Brush
- Chemical Container
- Chemical Delivery
- Chemical Monitor

Entegris | CMC Materials

Note:
(1) Atomic Layer Deposition (ALD)
(2) Chemical Vapor Deposition (CVD)
(3) Electro-Chemical Plating (ECP)

Entegris

Enhances Customer-Centric Innovation


A new hard-to-solve process problem is identified
Our customer shares information to help us understand their challenge
We listen
We formulate a hypothesis and ask for feedback
We quickly develop prototypes /samples
We attain process of record (POR) status
Smooth and stable HVM is achieved
We strengthen our relationship through continual collaboration
Relevant, trusted, technology partner


Technology Portfolio
Global Infrastructure
Operational Excellence

Customer-Driven Innovation Engine

+

- ✓ Yields more products and faster time-to-solution
- ✓ Stronger customer collaboration and improved service through optimizing field services and research
- ✓ Leveraging R&D scale, collaboration, NPD[1] and tech centers

Proven and Focused Operational Execution

- ✓ World-class manufacturing and lab infrastructure
- ✓ Strong quality orientation
- ✓ Best-in-class customer service

Note:
1. New Product Development (NPD)

Unlocks Significant Value Creation From Synergies

Annualized Cost Synergies

COGS ▪ In-sourcing savings for Entegris manufactured products ▪ Logistics and procurement savings	$15MM
OPERATING EXPENSES ▪ Executive management expenses ▪ Duplicate public company costs ▪ Back-office support functions and sales organization ▪ Facilities optimization	$60MM
Achieved within 12 to 18 months post-close	$75MM

Excludes previously announced cost savings related to CMC's Future Forward program

+

Other Synergies

- Co-optimized CMP solutions
- Cross-selling opportunities
- Stronger customer NPD[1] & collaboration
- Applications support/Tech centers

CapEx Synergies

▪ Capital avoidance	$40MM

Note:
1. New Product Development (NPD)

Entegris

Proven Integration and Execution Strategy

Planning underway

- Integration strategy and key metrics
- Integration goals and objectives

Post-closing immediate steps

- Culture diagnostics and shaping
- Synergies finalized and action plans developed
- Talent management and organizational planning

Key elements to integration plan

- Set clear goals
- Focus on customers, quality and results
- Make communication our priority

Management team has proven track record of timely and effective integration

Entegris

Strong Financial Profile at Scale

LTM Metrics as of 9/30/2021



Revenue
$2,181
$1,200
$3,381
Entegris
CMC Materials
Pro Forma Entegris



Adj. EBITDA
$648
$358
$75
$1,081
Entegris
CMC Materials
Cost Synergies
Pro Forma w/ Synergies
% Margin:
30%
30%
32%

Source: Company Filings

Commitment to Disciplined Deleveraging Over time

Capital Structure and Allocation Policy

- Target gross leverage ratio at closing ~4.0x with goal to rapidly deleverage to <3.0x
- Committed to BB rating profile and disciplined deleveraging over time
- Maintaining quarterly dividend to Entegris' shareholders after announcement
- Suspending Entegris' share buy back program until leverage target is achieved

Delivering Significant Value for All Stakeholders

Customers

- Global manufacturing and lab infrastructure
- End-to-end product portfolio
- Unwavering commitment to innovation
- Expanded technical capabilities
- Faster time-to-solution

Our Teams

- Commitment to continuous professional development
- Attractive long-term growth opportunities
- Greater scale and global reach
- High standard of operational excellence
- Proven and focused track-record of execution

Shareholders

- Attractive target growth profile
- Highly complementary unit-driven portfolio
- Enhanced scale
- Significant Year 1 accretion and $75 million in cost synergies
- Highly cash flow generative

Creates a Leader in Electronic Materials

Entegris

A Compelling Growth Platform

Serving a Critical and Expanding Industry

~$3.4Bn
PRO FORMA
LTM REVENUE

~$1.1Bn
PRO FORMA
LTM ADJ. EBITDA

~32%
PRO FORMA LTM
ADJ. EBITDA MARGIN

~80%
PRO FORMA
Unit-driven Revenue

$200MM+
PRO FORMA LTM
R&D SPEND

$75MM + $40MM
COST + CAPEX
SYNERGIES

Note: LTM metrics as of 9/30/2021.

Entegris

Thank you!